                                                                   EXHIBIT 10.15

                            RENEWAL REVOLVING CREDIT NOTE

$15,000,000.00                                        As of September 17th, 1998


     FOR VALUE RECEIVED, TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

     FIRST UNION NATIONAL BANK, a national banking association, at the offices of First Union National Bank of Florida (the "Agent"), located at 303 Banyan Boulevard, West Palm Beach, Florida 33401 (or at such other place or places as the Agent may designate), the principal sum of up to

     FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or such lesser amount as may constitute the unpaid principal amount of the Revolving Credit Loans, on the Revolving Loan Termination Date (as such term is defined in the Loan Agreement hereinafter referred to), under the terms and conditions of this promissory note (the "Note") and in accordance with a certain Loan Agreement, dated as of November 22, 1994 as modified by Modification of Loan Agreement dated as of February 26, 1996, by Modification of Loan Agreement dated as of August 19, 1996 and by Third Modification of Loan Agreement dated December 18, 1996, and Fourth Modification of Loan Agreement dated as of the date hereof, by and between the Borrower, Todhunter Imports, Ltd., a New York corporation f/k/a Blair Importers, Ltd. (the "Guarantor"), the Agent and the Lenders set forth therein (as amended, modified or supplemented from time to time, the "Loan Agreement"). The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note on each Interest Payment Date (as defined in the Loan Agreement) at the rate or rates provided in the Loan Agreement.

     This Note is issued to evidence the Revolving Line of Credit made by the Lenders pursuant to Article II of the Loan Agreement. The defined terms in the Loan Agreement are used herein with the same meanings given them in the Loan Agreement. All of the terms, conditions and covenants of the Loan Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Loan Agreement and any other agreements by and between the Borrower and the Guarantor, and either of them, and the Agent or any of the Lenders. Reference is made to the Loan Agreement for provisions for maturity, payment, prepayment and acceleration. This Note renews and evidences the indebtedness under that certain Revolving Credit Note dated as of November 22, 1994 and renewed by Renewal Revolving Credit Note dated December 18, 1996.

     If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid when due, whether by acceleration or otherwise, the same shall bear interest for any period during which the same shall be overdue at a rate per annum equal to the Default Rate set forth in the Loan Agreement and payable on demand.

The Borrower hereby agrees to pay all costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any Event of Default (as defined in the Loan Agreement), or in connection with the collection or attempted collection or enforcement hereof, whether or not legal proceedings may have been instituted.

     All parties to this Note, including the Borrower and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them.
The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event by construed as a waiver or release of the same.

     Anything herein to the contrary notwithstanding, the obligations of the borrower under this Note shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender, PROVIDED, HOWEVER, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the borrower makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Lender to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Lender as of the date of such payment, or if such excess exceeds the amount of principal owed to the Lender as of the date of such payment, the difference shall be paid by the Lender to the Borrower.

     THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS REVOLVING CREDIT NOTE OR SAID LOAN AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PART. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO SAID LOAN AGREEMENT AND MAKING THE LOANS EVIDENCED BY THIS NOTE. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR THE LENDER'S COUNSEL, HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

     This Note shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts thereunder. The Borrower hereby submits to the jurisdiction and venue of the federal and state courts located in Palm Beach County, Florida.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be dated for reference as of the date first above written but have in fact caused this Note to be executed under seal by its duly authorized corporate officer as of this 17th day of September, 1998.


                                        TODHUNTER INTERNATIONAL,

                                        INC., A DELAWARE CORPORATION



                                        By: /s/ A. Kenneth Pincourt, Jr.
                                           -----------------------------
                                              A. Kenneth Pincourt, Jr.,
                                              Chairman and CEO
STATE OF U.S. Virgin Islands       )
                                   ) SS:
COUNTY OF St. Croix                )

     I, MARVIN L. PICKERING, a Notary Public in and for the county and state aforesaid, do hereby certify that A. Kenneth Pincourt, Jr. personally appeared before me this day and, being duly sworn, says that he is the President of Todhunter International, Inc., a Delaware corporation, and that said writing was signed by him in behalf of said corporation by its authority duly given. And the said A. Kenneth Pincourt, Jr. acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial seal, this 17th day of September, 1998.
                                   /s/ Marvin L. Pickering
                                   --------------------------------------------
                                   Notary Public, State of  U.S. Virgin Islands
                                                            -------------------
                                   Print Name: Marvin L. Pickering
                                               --------------------------------
                                   My Commission Expires:September 29,1999